EXHIBIT 10.13

Warrant No. ______

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Date: ____________

WARRANT TO PURCHASE A MAXIMUM OF

_______ SHARES OF COMMON STOCK OF

CYGENE LABORATORIES, INC.

This certifies that ____________________ (the "Holder"), for value received, is entitled to purchase from CyGene Laboratories, Inc., a Delaware corporation (the "Company") having a place of business at 7786 Wiles Road, Coral Springs, FL 33067, a maximum of _______ fully paid and nonassessable shares of the Company's Common Stock ("Common Stock") for cash at a price of $0.50 per share (the "Stock Purchase Price") at any time or from time to time up to and including 5:00 p.m. (Eastern time) on __________ (the "Expiration Date") upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 4 of this Warrant.

The Warrant is subject to the following additional terms and conditions:

1.

Exercise; Issuance of Certificates; Payment for Shares. Subject to the restrictions contained herein, this Warrant is exercisable at the option of the Holder, at any time or from time to time, up to the Expiration Date for all or any part of the shares of Common Stock which may be purchased hereunder. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares. Subject to the provisions of Sections 7 and 8, certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder, subject to the limitations contained in Sections 7 and 8.

2.

Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration under federal or state securities laws with respect to such exercise. The Company will not take any action which would result in any adjustment of the Stock Purchase Price if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation.

3.

Registration Rights. The Holder shall be entitled to the benefits as provided in the Registration Rights Agreement, which is attached hereto as Exhibit A.

4.

Adjustment of Stock Purchase Price and Number of Shares. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 4. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

4.1

Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

4.2

Dividends in Common Stock, Other Stock, Property, Reclassification. If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefore,

(A)

Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

(B)

any cash paid or payable otherwise than as a cash dividend, or

(C)

Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than (i) shares of Common Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 4.1 above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefore, the amount of stock and other securities and property (including cash in the cases referred to in clauses (B) and (C) above) which such Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

4.3

Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the stock of the Company or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of the Company's assets to another corporation, shall be effected so that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, provision shall be made whereby the Holder hereof shall thereafter have the right to purchase in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such stock immediately theretofore receivable upon the exercise of the rights represented hereby. In any reorganization described above, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

4.4

Notice of Adjustment. Upon any adjustment of the Stock Purchase Price, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company.

4.5

Other Notices. If at any time:

(1)

the Company shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

(2)

the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

(3)

there shall be any capital reorganization or reclassification of the capital stock of the Company or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

(4)

there shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Company;

then the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, at least 20 days' prior written notice of such event.

5.

Issue Tax. The issuance of certificates for share of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

6.

Closing of Books. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

7.

No Voting or Dividend Rights; Limitation of Liability. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

8.

Warrants Transferable. Subject to the provisions of this Section 8 and Section 9, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed. Unless and until the Company shall complete an underwritten public offering of its Common Stock, any transfer of this Warrant shall be subject to the consent of the Company, which consent shall not be unreasonable withheld. The Holder shall provide the Company such information as the Company shall reasonably request with respect to any proposed transferee of the Warrant to enable the Company to determine whether to consent to any such requested transfer.

9.

Certain Restrictions.

9.1

Restrictions on Transferability. The Warrant and the Common Stock shall not be transferable except upon the conditions specified in this Section 8, which conditions are intended to insure compliance with the provisions of the Securities Act. Each holder of this Warrant or the Common Stock issuable hereunder will cause any proposed transferee of the Warrant or Common Stock to agree to take and hold such Securities subject to the provisions and upon the conditions specified in this Section 8.

9.2

Restrictive Legends. Each certificate representing (i) this Warrant (ii) the Common Stock, and (iii) any other securities issued in respect of the Common Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 9.3 below or unless such securities have been registered under the Securities Act or sold under Rule 144) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN

ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED

UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES

LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN

THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THERE-

FROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES

LAWS. COPIES OF THE WARRANT DATED _______________, 200__

WHICH CONTAINS RESTRICTIONS APPLICABLE TO THESE

SECURITIES, MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST

MADE BY THE HOLDER OF RECORD OF THE CERTIFICATE TO THE

SECRETARY OF THE CORPORATION.

In addition, the certificates shall bear all legends required pursuant to state securities and blue sky laws.

9.3

Restrictions on Transfer. The Holder of this Warrant and each person to whom this Warrant is subsequently transferred represents and warrants to the Company (by acceptance of such transfer) that it will not transfer the Warrant (or securities issuable upon exercise hereof unless a registration statement under the Securities Act was in effect with respect to such securities at the time of issuance thereof) except pursuant to (i) an effective registration statement under the Securities Act, (ii) Rule 144 under the Securities Act (or any other rule under the Securities Act relating to the disposition of securities), or (iii) an opinion of counsel, reasonably satisfactory to counsel for the Company, that an exemption from such registration is available.

10.

Rights and Obligations Survive Exercise of Warrant. The rights and obligations of the Company, of the Holder of this Warrant and of the holder of shares of Common Stock issued upon exercise of this Warrant referred to in Sections 8 and 9 shall survive the exercise of this Warrant.

11.

Cancellation or Calling of Warrant. The Company shall have the right to call/cancel the warrant in whole or in part upon 20 days notice to the Holder, provided that the following conditions have been satisfied:

•

a registration statement covering the underlying shares of the warrant shall have become effective; and

•

the average of the bid and ask prices of the Company’s common stock on the OTC:BB shall have exceeded the exercise price of the warrant by at least one hundred (100%) percent on each of ten (10) successive trading days at any time during which the aforementioned registration statement remained effective.

12.

Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated by an instrument in writing signed by the party against which enforcement of the same is sought.

13.

Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to the Holder at its address as shown on the books of the Company or to the Company at the address indicated therefore in the first paragraph of this Warrant or such other address as either may from time to time provide to the other. Any required notice shall be deemed to have be given upon the deposit in the U.S. Mail as provided herein.

14.

Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

15.

Descriptive Headings and Governing Law. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

16.

Lost Warrants or Stock Certificates. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss,

theft, destruction, or mutilation of this Warrant or any stock certificate representing the shares issued upon exercise of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company, at its expense, will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this _____ day of _________, 2006.

CyGene Laboratories, Inc.

By:  _______________________________

Martin Munzer

Title: President & CEO

FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To: ________________________

The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ___________________ (______) (1) shares of Common Stock of CyGene Laboratories, Inc. (the "Company") and herewith makes payment of ____________________________________ Dollars ($________) therefore, and requests that the certificates for such shares be issued in the name of, and delivered to, ___________________________________________________, whose address is _______________________________________________.

The undersigned represents that it is acquiring such Common Stock for its own account for investment and not with a view to or for sale in connection with any distribution thereof and in order to induce the issuance of such Common Stock makes to the Company the representation and warranties set forth on the investment representation statement attached hereto.

DATED: _____________

___________________________

(Signature must conform in all

respects to name of Holder as

specified on the face of the

Warrant)

___________________________

___________________________

__________________

(1)

Insert here the number of shares (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

INVESTMENT REPRESENTATION STATEMENT

The undersigned represents that it is acquiring the securities for its own account for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such securities. The undersigned, by reason of its business or financial experience, has the capacity to protect its own interests in connection with the exercise of this Warrant. The undersigned is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. The undersigned understands that the securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the undersigned’s investment intent as expressed herein. The undersigned further understands that the securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. The undersigned further understands that at the time it wishes to sell the securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the undersigned may be precluded from selling the securities under Rule 144 even if the one-year minimum holding period had been satisfied.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned, the Holder of the within Warrant, hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, unto:

Name of Assignee

Address

No. of Shares

Dated: _____________

________________________

(Signature must confirm in all

respects to name of holder as

specified on the face of the

Warrant)